Exhibit 99.2

THIRD QUARTER 2014

SUPPLEMENTAL DATA

SEPTEMBER 30, 2014

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2014 that will be released on Form 10-Q to be filed on or before November 10, 2014.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-49
Corporate Information	50
Analyst Coverage	51
Supplemental Definitions	52

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

THIRD QUARTER 2014 HIGHLIGHTS UNAUDITED

Summary

New York, NY, October 22, 2014 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, for the quarter ended September 30, 2014 of $154.7 million, or $1.55 per share, before non-recurring charges related to the refinancing of 420 Lexington Avenue of $24.5 million, or $0.24 per share, and transaction costs of $2.7 million, or $0.03 per share, as compared to FFO for the same quarter of 2013 of $125.0 million, or $1.32 per share, before the recovery of transaction costs of $2.4 million, or $0.02 per share.

Net income attributable to common stockholders for the quarter ended September 30, 2014 totaled $64.7 million, or $0.68 per share, compared to net income attributable to common stockholders of $37.0 million, or $0.40 per share, for the same quarter in 2013.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the third quarter of 2014, the Company reported consolidated revenues and operating income of $390.3 million and $211.1 million, respectively, compared to $338.8 million and $191.0 million, respectively, for the same period in 2013.

Same-store cash NOI on a combined basis increased by 5.7 percent to $167.7 million and by 3.0 percent to $498.3 million for the three and nine months ended September 30, 2014, respectively, as compared to the same periods in 2013.  For the quarter ended September 30, 2014, consolidated property same-store cash NOI increased by 4.7 percent to $149.7 million and unconsolidated joint venture property same-store cash NOI increased 15.1 percent to $18.0 million, as compared to the same period in 2013.  For the nine months ended September 30, 2014, consolidated property same-store cash NOI increased by 1.4 percent to $446.6 million and unconsolidated joint venture property same-store cash NOI increased 19.0 percent to $51.8 million, as compared to the same period in 2013.

During the third quarter, the Company signed 46 office leases in its Manhattan portfolio totaling 664,727 square feet.  Twenty-five leases comprising 179,205 square feet represented office leases that replaced previous vacancy. Twenty-one leases comprising 485,522 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $67.25 per rentable square foot, representing a 17.2 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the third quarter was 9.5 years and average tenant concessions were 2.2 months of free rent with a tenant improvement allowance of $44.09 per rentable square foot.

During the first nine months of 2014, the Company signed 185 office leases in its Manhattan portfolio totaling 1,485,434 square feet.  Seventy-three leases comprising 446,711 square feet represented office leases that replaced previous vacancy. One-hundred twelve leases comprising 1,038,723 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases

THIRD QUARTER 2014 HIGHLIGHTS UNAUDITED

had average starting rents of $64.58 per rentable square foot, representing a 15.4 percent increase over the previously fully escalated rents on the same office spaces.

Manhattan same-store occupancy increased to 95.3 percent as of September 30, 2014, inclusive of 118,848 square feet of leases signed but not yet commenced, as compared to 94.9 percent at June 30, 2014.

During the third quarter, the Company signed 28 office leases in the Suburban portfolio totaling 165,331 square feet.  Seven leases comprising 22,255 square feet represented office leases that replaced previous vacancy. Twenty-one leases comprising the remaining 143,076 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $33.29 per rentable square foot, representing a 0.6 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the third quarter was 8.1 years and average tenant concessions were 5.4 months of free rent with a tenant improvement allowance of $26.57 per rentable square foot.

During the first nine months of 2014, the Company signed 95 office leases in its Suburban portfolio totaling 488,242 square feet.  Forty-one leases comprising 214,430 square feet represented office leases that replaced previous vacancy. Fifty-four leases comprising 273,812 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.69 per rentable square foot, representing a 1.1 percent increase over the previously fully escalated rents on the same office spaces.

Same-store occupancy for the Company’s Suburban portfolio was 82.4 percent at September 30, 2014, inclusive of 95,142 square feet of leases signed but not yet commenced, as compared to 82.8 percent at June 30, 2014 and 80.0 percent at September 30, 2013.

Significant leases that were signed during the third quarter included:

•                  Early renewal on 283,894 square feet with Schulte Roth & Zabel LLP at 919 Third Avenue, bringing the remaining lease term to 21.8 years;

•                  New lease on 50,365 square feet with Quik Park for 10.0 years at 315 West 33rd Street;

•                  Early renewal on 50,247 square feet with B and E Theaters at 5 Landmark Square, Stamford, Connecticut, bringing the remaining lease term to 6.7 years;

•                  Renewal and expansion on 39,850 square feet with Taconic Capital Advisors, L.P. for 11.0 years at 280 Park Avenue;

•                  New lease on 30,000 square feet with First Niagra Bank for 13.0 years at 520 White Plains Road, Tarrytown, New York;

THIRD QUARTER 2014 HIGHLIGHTS UNAUDITED

•                  New lease on 28,857 square feet with Blue Mountain Realty, LLC for 9.3 years at 280 Park Avenue;

•                  New lease on 21,342 square feet with Versace USA, Inc. for 11.0 years at 3 Columbus Circle; and

•                  Early renewal on 20,010 square feet with Road Runner Capital Partners LLC at 800 Third Avenue, bringing the remaining lease term to 7.2 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended September 30, 2014 decreased to $22.6 million from $23.9 million in the previous quarter.

Real Estate Investment Activity

In September, the Company entered into an agreement to acquire 319,000 square feet of vacant commercial condominium units on the 22nd through 34th floors in the newly constructed Midtown Manhattan class-A office property located at 55 West 46th Street for $275.0 million.  As part of the agreement, the seller had the option, which has since been exercised, to include the vacant 2nd floor, comprising 28,000 square feet, for an additional purchase price of $20.0 million.  The Company will also acquire a retail store on 46th Street and the building’s parking garage and fitness center.  This transaction is expected to be completed before the end of 2014, subject to the satisfaction of customary closing conditions.

In September, the Company closed on the acquisition of the fee interest at 635 Madison Avenue for $145.0 million.  The property is encumbered by a ground lease through April 2030 with one twenty-one year renewal extension option.  The improvements of the fee interest include a 19-story 176,530-square-foot office tower.

In September, the Company, together with its joint venture partner, closed on the acquisition of the retail condominium at 121 Greene Street in SoHo for $27.2 million.  The 7,200 square foot prime retail condominium is located along one of SoHo’s most popular shopping corridors, adjacent to Ralph Lauren and directly across the street from Apple’s local flagship.  The acquisition marks the continued growth of the Company’s prime retail property portfolio, which already includes several other assets in Manhattan’s popular SoHo shopping district.

In September, the Company, together with its joint venture partner, entered into an agreement to sell 180 Maiden Lane for a gross sales price of $470.0 million, resulting in an internal rate of return on the investment of approximately 16.0 percent.  This transaction is expected to close during the fourth quarter of 2014, subject to the satisfaction of customary closing conditions.

In September, the Company, together with its joint venture partner, closed on the sale of all its interests, including the fee position and retail condominium unit, in the mixed-use college dormitory/retail asset at 180 Broadway for a gross sales price of $222.5 million.  The Company recognized a promote of $3.3 million and a gain on sale of $16.5 million.

In September, the Company invested $50.0 million in the construction of a large residential rental project at 605 West 42nd Street in Manhattan.  The investment consists of mezzanine loan interests and a fixed-price option for the Company to acquire up

THIRD QUARTER 2014 HIGHLIGHTS UNAUDITED

to a 20 percent equity stake in the property upon completion of the project. The project, one of several to be constructed in New York’s Midtown West development area over the next decade, will consist of a 1.16 million-square-foot tower that will feature 1,174 rental apartment units.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.4 billion at September 30, 2014.  During the third quarter, the Company originated and retained, or acquired new debt and preferred equity investments totaling $155.1 million, at a weighted average current yield of 10.1 percent, and recorded $287.6 million of principal reductions from investments that were sold or repaid.  As of September 30, 2014, the debt and preferred equity investment portfolio had a weighted average maturity of 2.0 years, excluding any extension options, and had a weighted average yield during the third quarter of 10.5 percent.

Financing and Capital Activity

In October, the Company’s focus on balance sheet management and improvement in credit quality was recognized when Fitch Ratings upgraded the Company to an investment grade rating of BBB- with a stable outlook.  This rating coupled with the Company’s investment grade rating from Standard & Poor’s will allow for future unsecured bond issuances by the Company to be included in the Barclays U.S. Corporate Index.

In September, the Company refinanced the Graybar Building at 420 Lexington Avenue, site of the Company’s headquarters.  The new 10-year, $300.0 million leasehold mortgage features a fixed interest rate of 3.98 percent and replaces the previous $181.0 million, 7.15 percent fixed-rate mortgage that the Company initially obtained in 2009 at the trough of the credit markets.  The refinancing reduced the Company’s overall cost of capital, termed out its debt maturities and generated $91.4 million of net cash proceeds, after giving consideration to closing costs and the defeasance charge on the previous financing.

In October, the Company and its joint venture partner closed on a new $97.0 million leasehold mortgage at 650 Fifth Avenue.  The new two-year mortgage, which bears interest at 350 basis points over LIBOR, had an initial funding of $65.0 million.

Dividends

During the third quarter of 2014, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.50 per share of common stock, which was paid on October 15, 2014 to stockholders of record on the close of business on September 30, 2014; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2014 through and including October 14, 2014, which was paid on October 15, 2014 to stockholders of record on the close of business on September 30, 2014, and reflects the regular quarterly dividend which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data September 30, 2014 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2014		6/30/2014		3/31/2014		12/31/2013		9/30/2013

Earnings Per Share
Net income available to common stockholders - diluted	$0.68		$2.46		$1.53		$0.39		$0.40
Funds from operations available to common stockholders - diluted	$1.28		$1.62		$1.52		$1.38		$1.34
Reported funds available for distribution to common stockholders - diluted	$(0.07)		$1.09		$1.18		$0.63		$1.09
Recurring funds available for distribution to common stockholders - diluted	$0.75		$1.21		$1.29		$0.81		$1.09

Common Share Price & Dividends
At the end of the period	$101.32		$109.41		$100.62		$92.38		$88.84
High during period	$111.86		$112.79		$100.62		$98.15		$95.61
Low during period	$101.32		$107.89		$90.96		$87.63		$85.40
Common dividends per share	$0.50		$0.50		$0.50		$0.50		$0.33

FFO payout ratio (trailing 12 months)	34.5%		31.2%		30.1%		28.9%		26.9%
Reported FAD payout ratio (trailing 12 months)	70.4%		45.7%		43.5%		40.7%		35.0%
Recurring FAD payout ratio (trailing 12 months)	49.1%		41.5%		40.3%		38.7%		34.9%

Common Shares & Units
Common shares outstanding	95,945		95,587		95,318		94,993		92,214
Units outstanding	3,735		3,500		3,000		2,902		2,792
Total common shares and units outstanding	99,680		99,087		98,318		97,895		95,006

Weighted average common shares and units outstanding - basic	99,319		98,970		98,196		96,831		94,780
Weighted average common shares and units outstanding - diluted	99,706		99,484		98,716		97,148		95,016

Market Capitalization
Market value of common equity	$10,099,578		$10,841,109		$9,892,757		$9,043,540		$8,440,333
Liquidation value of preferred equity/units	303,115		279,550		279,550		279,550		279,550
Consolidated debt	8,736,352		8,357,632		7,195,419		6,919,908		6,819,627
Consolidated market capitalization	$19,139,045		$19,478,291		$17,367,726		$16,242,998		$15,539,510
SLG portion of JV debt	1,394,788		1,412,618		1,916,123		2,134,677		2,151,395
Combined market capitalization	$20,533,833		$20,890,909		$19,283,849		$18,377,675		$17,690,905

Consolidated debt to market capitalization	45.6%		42.9%		41.4%		42.7%		44.0%
Combined debt to market capitalization	49.3%		46.8%		47.2%		49.4%		50.8%

Consolidated debt service coverage (trailing 12 months)	2.53	x	2.57	x	2.47	x	2.43	x	2.32	x
Consolidated fixed charge coverage (trailing 12 months)	2.24	x	2.26	x	2.13	x	2.10	x	1.99	x
Combined debt service coverage (trailing 12 months)	2.24	x	2.25	x	2.16	x	2.12	x	2.04	x
Combined fixed charge coverage (trailing 12 months)	2.01	x	2.02	x	1.91	x	1.88	x	1.80	x

Supplemental Information	Third Quarter 2014

SL Green Realty Corp. Key Financial Data September 30, 2014 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2014		6/30/2014		3/31/2014		12/31/2013		9/30/2013

Selected Balance Sheet Data
Real estate assets before depreciation	$14,564,675		$13,952,995		$12,341,269		$12,333,780		$11,713,705
Investments in unconsolidated joint ventures	$996,842		$971,926		$1,061,704		$1,113,218		$1,109,815
Debt and preferred equity investments	$1,432,951		$1,547,808		$1,493,725		$1,304,839		$1,315,551
Cash and cash equivalents	$253,520		$308,103		$447,162		$206,692		$209,098
Investment in marketable securities	$39,293		$39,912		$32,130		$32,049		$32,863

Total assets	$17,237,109		$16,717,736		$15,363,289		$14,959,001		$14,581,167

Fixed rate & hedged debt	$5,941,950		$5,905,031		$5,593,899		$5,599,959		$5,606,449
Variable rate debt	2,347,000		2,261,351		1,601,520		1,319,949		1,213,178
Total consolidated debt	$8,288,950		$8,166,382		$7,195,419		$6,919,908		$6,819,627

Total liabilities	$9,419,267		$9,016,134		$7,897,297		$7,627,099		$7,514,477

Fixed rate & hedged debt - including SLG portion of JV debt	$6,526,496		$6,489,898		$6,683,185		$6,863,469		$6,870,840
Variable rate debt - including SLG portion of JV debt	3,157,242		3,089,102		2,428,357		2,191,116		2,100,182
Total combined debt	$9,683,738		$9,579,000		$9,111,542		$9,054,585		$8,971,022

Selected Operating Data
Property operating revenues	$335,119		$318,184		$293,783		$296,875		$284,465
Property operating expenses	(135,747)		(128,942)		(130,292)		(131,849)		(132,243)
Property operating NOI	$199,372		$189,242		$163,491		$165,026		$152,222
NOI from discontinued operations	7,750	(1)	10,661		13,938		14,120		15,852
Total property operating NOI - consolidated	$207,122		$199,903		$177,429		$179,146		$168,074
SLG share of property NOI from JVs	33,232		41,508		49,320		50,197		45,918
Total property operating NOI - combined	$240,354		$241,411		$226,749		$229,343		$213,992
Investment income	43,969		39,714		54,084		49,956		44,448
Other income	11,186		22,734		14,578		3,620		9,869
Marketing general & administrative expenses	(22,649)		(23,872)		(23,257)		(22,742)		(20,869)
EBITDA - combined	$272,860		$279,987		$272,154		$260,177		$247,440

Consolidated Net Debt to EBITDA (trailing-12 months)	8.78	x	8.96	x	7.90	x	7.97	x	7.92	x
Combined Net Debt to EBITDA (trailing-12 months)	8.65	x	8.71	x	8.29	x	8.62	x	8.68	x

(1) Discontinued operations for the quarter ended September 30, 2014 reflects operations from 180 Maiden Lane and 2 Herald Square, which are currently held for sale.

SL Green Realty Corp. Key Financial Data September 30, 2014 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	9/30/2014		6/30/2014	3/31/2014	12/31/2013	9/30/2013

Selected Operating Data
Property operating revenues	$297,411		$280,020	$257,227	$264,976	$254,878
Property operating expenses	112,153		105,077	110,338	109,757	113,191
Property operating NOI	$185,258		$174,943	$146,889	$155,219	$141,687
NOI from discontinued operations	7,749	(1)	10,688	13,935	14,088	15,664
Total property operating NOI - consolidated	$193,007		$185,631	$160,824	$169,307	$157,351

Other income - consolidated	$285		$384	$157	$1,306	$435

SLG share of property NOI from unconsolidated JV	$29,909		$34,935	$43,646	$45,400	$41,288

Portfolio Statistics
Consolidated office buildings in service	23		23	23	23	26
Unconsolidated office buildings in service	7		7	10	9	9
	30		30	33	32	35

Consolidated office buildings in service - square footage	18,429,045		18,429,045	17,306,045	17,306,045	18,012,945
Unconsolidated office buildings in service - square footage	3,476,115		3,476,115	6,465,415	5,934,434	5,934,434
	21,905,160		21,905,160	23,771,460	23,240,479	23,947,379

Quarter end occupancy- same store - combined office (consolidated + JV)	94.8	%(2)	93.6%	93.3%	93.5%	93.1%

Office Leasing Statistics
Total office leases commenced	56		34	65	58	47

Commenced office square footage filling vacancy	164,096		106,953	124,181	278,663	208,460
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	565,219		207,985	368,464	3,049,172	156,532
Total office square footage commenced	729,315		314,938	492,645	3,327,835	364,992

Average starting cash rent psf — office leases commenced	$64.20		$54.18	$60.15	$47.66	$56.78
Previously escalated cash rent psf - office leases commenced	$53.98		$53.90	$54.15	$42.71	$59.78
Increase in new cash rent over previously escalated cash rent (3)	18.9%		0.5%	11.1%	11.6%	-5.0%
Average lease term	10.3		13.2	5.6	14.4	8.7
Tenant concession packages psf	$46.60		$49.47	$27.66	$49.18	$38.15
Free rent months	2.1		6.0	2.3	6.6	5.2

(1) Discontinued operations for the quarter ended September 30, 2014 reflects operations from 180 Maiden Lane and 2 Herald Square, which are currently held for sale.

(2) Manhattan same-store occupancy, inclusive of 118,848 square feet of leases signed but not yet commenced, is 95.3% as of September 30, 2014, as compared to 94.9% as of June 30, 2014.

(3) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data September 30, 2014 (Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	9/30/2014		6/30/2014	3/31/2014	12/31/2013	9/30/2013

Selected Operating Data
Property operating revenues	$29,230		$29,732	$28,501	$27,616	$28,917
Property operating expenses	15,925		16,505	13,836	16,109	15,545
Property operating NOI	$13,305		$13,227	$14,665	$11,507	$13,372
NOI from discontinued operations	—		—	—	—	178
Total property operating NOI - consolidated	$13,305		$13,227	$14,665	$11,507	$13,550

Other income - consolidated	$1,141		$546	$1,020	$858	$549

SLG share of property NOI from unconsolidated JV	$1,152		$1,245	$1,434	$1,422	$1,496

Portfolio Statistics
Consolidated office buildings in service	27		27	27	26	26
Unconsolidated office buildings in service	4		4	4	4	4
	31		31	31	30	30

Consolidated office buildings in service - square footage	4,365,400		4,365,400	4,365,400	4,087,400	4,087,400
Unconsolidated office buildings in service - square footage	1,222,100		1,222,100	1,222,100	1,222,100	1,222,100
	5,587,500		5,587,500	5,587,500	5,309,500	5,309,500

Quarter end occupancy- same store - combined office (consolidated + JV)	80.5	%(1)	81.0%	80.4%	80.0%	78.9%

Office Leasing Statistics
Total office leases commenced	29		22	38	26	35

Commenced office square footage filling vacancy	53,218		32,865	61,559	107,696	86,487
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	118,938		38,562	91,640	73,631	143,787
Total office square footage commenced	172,156		71,427	153,199	181,327	230,274

Average starting cash rent psf — office leases commenced	$31.47		$33.96	$30.86	$33.28	$28.09
Previously escalated cash rent psf - office leases commenced	$31.63		$33.44	$30.10	$32.79	$28.11
Increase in new cash rent over previously escalated cash rent (2)	-0.5%		1.5%	2.5%	1.5%	0.0%
Average lease term	8.4		6.5	7.2	7.2	7.1
Tenant concession packages psf	$28.83		$26.12	$21.01	$27.51	$24.47
Free rent months	5.6		3.4	3.4	7.8	5.0

(1) Suburban same-store occupancy, inclusive of 95,142 square feet of leases signed but not yet commenced, is 82.4% as of September 30, 2014, as compared to 82.8% as of June 30, 2014.

(2) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,833,305	$3,466,587	$3,112,013	$3,032,526	$2,868,833
Buildings & improvements fee interest	8,679,637	8,843,315	7,767,616	7,884,663	7,440,543
Buildings & improvements leasehold	1,405,255	1,390,004	1,375,007	1,366,281	1,353,997
Buildings & improvements under capital lease	27,445	27,445	27,445	50,310	50,332
	13,945,642	13,727,351	12,282,081	12,333,780	11,713,705
Less accumulated depreciation	(1,826,027)	(1,769,428)	(1,695,568)	(1,646,240)	(1,574,002)
Net real estate	12,119,615	11,957,923	10,586,513	10,687,540	10,139,703
Other real estate investments:
Investment in unconsolidated joint ventures	996,842	971,926	1,061,704	1,113,218	1,109,815
Debt and preferred equity investments, net	1,432,951	1,547,808	1,493,725	1,304,839	1,315,551

Assets held for sale, net	753,457	339,809	63,925	—	—
Cash and cash equivalents	253,520	308,103	447,162	206,692	209,098
Restricted cash	159,303	157,225	154,492	142,051	356,844
Investment in marketable securities	39,293	39,912	32,130	32,049	32,863
Tenant and other receivables, net of $20,719 reserve at 9/30/14	64,184	51,844	47,296	60,393	57,602
Related party receivables	13,262	8,915	19,947	8,530	7,800
Deferred rents receivable, net of reserve for tenant credit loss of $27,185 at 9/30/14	364,284	354,388	378,980	386,508	374,615
Deferred costs, net	310,860	300,043	261,542	267,058	247,850
Other assets	729,538	679,840	815,873	750,123	729,426

Total Assets	$17,237,109	$16,717,736	$15,363,289	$14,959,001	$14,581,167

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Liabilities
Mortgages and other loans payable	$5,890,782	$5,939,176	$4,971,022	$4,860,578	$4,641,758
Term loan and senior unsecured notes	2,054,168	2,127,206	2,124,397	1,739,330	1,737,869
Revolving credit facility	244,000	—	—	220,000	340,000
Accrued interest and other liabilities	127,811	128,730	112,852	114,622	75,607
Accounts payable and accrued expenses	183,001	164,215	140,346	145,889	167,719
Deferred revenue	215,527	223,394	259,929	263,261	293,393
Capitalized lease obligations	20,728	20,635	20,541	47,671	47,492
Deferred land lease payable	1,129	1,044	958	22,185	21,066
Dividends and distributions payable	53,571	53,193	52,471	52,255	34,749
Security deposits	66,659	65,166	65,077	61,308	54,824
Liabilities related to assets held for sale	461,891	193,375	49,704	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	9,419,267	9,016,134	7,897,297	7,627,099	7,514,477

Noncontrolling interest in operating partnership (3,735 units outstanding) at 9/30/14	381,274	379,805	298,858	265,476	248,046

Preferred Units	73,115	49,550	49,550	49,550	49,550

Equity
Stockholders’ Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized, 99,547 issued and outstanding at 9/30/14	996	993	990	986	959
Additional paid—in capital	5,130,858	5,085,965	5,049,507	5,015,904	4,757,778
Treasury stock (3,602 shares) at 9/30/14	(320,222)	(320,152)	(320,076)	(317,356)	(316,989)
Accumulated other comprehensive loss	(2,896)	(6,196)	(14,872)	(15,211)	(19,249)
Retained earnings	1,813,956	1,797,580	1,688,211	1,619,150	1,636,584
Total SL Green Realty Corp. stockholders’ equity	6,844,624	6,780,122	6,625,692	6,525,405	6,281,015

Noncontrolling interest in other partnerships	518,829	492,125	491,892	491,471	488,079

Total equity	7,363,453	7,272,247	7,117,584	7,016,876	6,769,094

Total Liabilities and Equity	$17,237,109	$16,717,736	$15,363,289	$14,959,001	$14,581,167

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2014	2013	2014	2014	2013
Revenues
Rental revenue, net	$291,293	$242,439	$279,608	$826,877	$741,022
Escalation and reimbursement revenues	43,826	42,026	38,576	120,209	114,850
Investment income	43,969	44,448	39,714	137,767	143,887
Other income	11,186	9,869	22,734	48,498	20,855
Total Revenues, net	390,274	338,782	380,632	1,133,351	1,020,614

Equity in net income from unconsolidated joint ventures	6,034	2,939	8,619	20,781	4,251
Loss on early extinguishment of debt	(24,475)	—	(1,028)	(25,500)	(18,523)

Expenses
Operating expenses	72,111	72,784	69,098	211,118	205,921
Ground rent	8,088	7,930	8,040	24,161	23,988
Real estate taxes	55,548	51,529	51,804	159,702	149,857
Transaction related costs, net of recoveries	2,383	(2,368)	1,697	6,554	717
Marketing, general and administrative	22,649	20,869	23,872	69,778	63,450
Total Operating Expenses	160,779	150,744	154,511	471,313	443,933

Operating Income	211,054	190,977	233,712	657,319	562,409

Interest expense, net of interest income	82,376	78,226	77,870	236,424	232,862
Amortization of deferred financing costs	6,679	4,121	5,401	15,737	12,404
Depreciation and amortization	94,443	84,162	93,379	274,337	238,666
Loss on equity investment in marketable securities	—	—	—	—	65

Income from Continuing Operations	27,556	24,468	57,062	130,821	78,412

Income from discontinued operations	4,035	7,435	5,645	15,449	22,001
Gain on sale of discontinued operations	29,507	13,787	114,735	144,242	14,900
Equity in net gain (loss) on sale of joint venture interest / real estate	16,496	(354)	1,444	122,580	(3,937)
Purchase price fair value adjustment	(4,000)	—	71,446	67,446	(2,305)
Depreciable real estate reserves, net of recoveries	—	—	—	—	(2,150)
Net Income	73,594	45,336	250,332	480,538	106,921

Net income attributable to noncontrolling interests	(4,348)	(4,011)	(10,488)	(21,055)	(10,715)
Dividends on preferred units	(820)	(562)	(565)	(1,950)	(1,692)

Net Income Attributable to SL Green Realty Corp	68,426	40,763	239,279	457,533	94,514

Preferred stock redemption costs	—	—	—	—	(12,160)
Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(11,214)	(18,144)

Net Income Attributable to Common Stockholders	$64,688	$37,025	$235,541	$446,319	$64,210

Earnings per Share
Net income per share (basic)	$0.68	$0.40	$2.47	$4.68	$0.70
Net income per share (diluted)	$0.68	$0.40	$2.46	$4.66	$0.70

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2014	2013	2014	2014	2013
Funds from Operations
Net Income Attributable to Common Stockholders		$64,688	$37,025	$235,541	$446,319	$64,210

Add:	Depreciation and amortization	94,443	84,162	93,379	274,337	238,666
	Discontinued operations depreciation adjustments	678	3,311	1,459	5,434	13,133
	Joint ventures depreciation and noncontrolling interests adjustments	5,831	12,720	8,161	26,979	37,867
	Net income attributable to noncontrolling interests	4,348	4,011	10,488	21,055	10,715
Less:	Gain on sale of discontinued operations	29,507	13,787	114,735	144,242	14,900
	Equity in net gain (loss) on sale of joint venture property / real estate	16,496	(354)	1,444	122,580	(3,937)
	Purchase price fair value adjustment	(4,000)	—	71,446	67,446	(2,305)
	Depreciable real estate reserves, net of recoveries	—	—	—	—	(2,150)
	Non-real estate depreciation and amortization	503	416	503	1,520	1,004
	Funds From Operations	$127,482	$127,380	$160,900	$438,336	$357,079

	Funds From Operations - Basic per Share	$1.28	$1.34	$1.63	$4.43	$3.78

	Funds From Operations - Diluted per Share	$1.28	$1.34	$1.62	$4.41	$3.77

Funds Available for Distribution
FFO		$127,482	$127,380	$160,900	$438,336	$357,079

Add:	Non real estate depreciation and amortization	503	416	503	1,520	1,004
	Amortization of deferred financing costs	6,679	4,121	5,401	15,737	12,404
	Non-cash deferred compensation	9,855	8,148	13,243	38,577	28,322
Less:	FAD adjustment for Joint Ventures	5,885	4,210	6,447	26,251	11,572
	FAD adjustment for discontinued operations	2,817	1,144	3,204	7,155	6,128
	Straight-line rental income and other non cash adjustments	16,324	7,747	14,752	45,368	33,699
	Second cycle tenant improvements	100,085	11,907	29,717	143,784	30,477
	Second cycle leasing commissions	10,706	4,935	1,985	15,889	14,552
	Revenue enhancing recurring CAPEX	2,402	467	5,949	10,640	1,292
	Non-revenue enhancing recurring CAPEX	12,930	5,754	9,077	26,382	14,266

Reported Funds Available for Distribution		$(6,630)	$103,901	$108,916	$218,701	$286,823
	Diluted per Share	$(0.07)	$1.09	$1.09	$2.20	$3.03

Add:	1515 Broadway - Viacom capital contribution	$12,924	$85	$11,683	$28,086	$408
	388-390 Greenwich - Citi capital contribution (at SLG share)	$68,867	$9	$—	$76,523	$9

Recurring Funds Available for Distribution		$75,161	$103,995	$120,599	$323,310	$287,240
	Diluted per Share	$0.75	$1.09	$1.21	$3.26	$3.04

First cycle tenant improvements		$3,483	$9,946	$8,717	$17,123	$27,345
First cycle leasing commissions		$871	$4,171	$1,244	$2,582	$4,809
Redevelopment costs		$13,468	$7,778	$15,692	$38,656	$17,860
Capitalized interest		$7,972	$3,091	$6,447	$18,689	$10,082

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

	Series I						Accumulated Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2013	$221,932	$986	$5,015,904	$(317,356)	$1,619,150	$491,471	$(15,211)	$7,016,876

Net Income attributable to SL Green					457,533	5,045		462,578
Preferred dividends					(11,214)			(11,214)
Cash distributions declared ($1.50 per common share)					(143,060)			(143,060)
Cash distributions to noncontrolling interests						(5,745)		(5,745)
Other comprehensive income - unrealized gain on derivative instruments							4,951	4,951
Other comprehensive income - SLG’s share of joint venture net unrealized gain on derivative instruments							6,155	6,155
Other comprehensive income - unrealized gain on marketable securities							1,209	1,209
Proceeds from stock options exercised		4	20,506					20,510
DRIP proceeds			40					40
Conversion of units of the Operating Partnership to common stock		2	26,389					26,391
Contributions to consolidated joint ventures						28,058		28,058
Reallocation of noncontrolling interests in the Operating Partnership					(108,453)			(108,453)
Issuance of common stock		4	42,694					42,698
Deferred compensation plan and stock awards, net		—	1,503	(2,866)				(1,363)
Amortization of deferred compensation plan			23,822					23,822
Balance at September 30, 2014	$221,932	$996	$5,130,858	$(320,222)	$1,813,956	$518,829	$(2,896)	$7,363,453

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2013	94,993,284	2,902,317	—	97,895,601	—	97,895,601

YTD share activity	951,577	833,161	—	1,784,738		1,784,738
Share Count at September 30, 2014 - Basic	95,944,861	3,735,478	—	99,680,339	—	99,680,339

Weighting factor	(507,125)	(312,834)	461,760	(358,199)		(358,199)
Weighted Average Share Count at September 30, 2014 - Diluted	95,437,736	3,422,644	461,760	99,322,140	—	99,322,140

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2014		June 30, 2014		December 31, 2013
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,333,820	$621,548	$1,377,535	$629,243	$1,943,275	$898,652
Buildings and improvements	3,825,624	1,663,426	3,838,822	1,649,579	5,370,424	2,391,671
Building leasehold	13,954	6,977	9,626	4,813	8,222	5,556
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	5,362,956	2,386,730	5,415,541	2,378,414	7,511,479	3,390,658
Less accumulated depreciation	(512,807)	(206,085)	(490,119)	(196,017)	(665,458)	(287,177)
Net real estate	4,850,149	2,180,645	4,925,422	2,182,397	6,846,021	3,103,481

Cash and cash equivalents	97,874	41,852	105,026	44,307	96,818	40,711
Restricted cash	98,098	39,195	91,798	36,162	119,695	50,651
Debt and preferred equity investments, net	99,557	99,557	99,487	99,487	—	—
Tenant and other receivables, net of $3,203 reserve at 9/30/14	45,040	19,311	39,141	16,079	33,823	13,711
Deferred rents receivable, net of reserve for tenant credit loss of $2,994 at 9/30/14	124,947	49,930	123,057	47,471	118,396	45,612
Deferred costs, net	135,785	55,750	141,257	56,785	176,615	73,751
Other assets	144,933	58,823	149,805	60,946	281,935	122,544

Total assets	$5,596,383	$2,545,063	$5,674,993	$2,543,634	$7,673,303	$3,450,461

Mortgage loans payable	$3,498,755	$1,394,788	$3,575,456	$1,412,618	$5,066,710	$2,134,677
Accrued interest and other liabilities	8,785	3,131	6,887	2,095	24,654	11,758
Accounts payable and accrued expenses	68,016	29,981	78,959	34,138	150,278	72,704
Deferred revenue	202,188	95,381	205,290	96,642	224,850	105,592
Capitalized lease obligations	179,924	89,962	179,310	89,655	178,119	89,060
Security deposits	15,514	7,463	15,307	7,381	19,059	8,902
Contributed Capital (1)	1,623,201	924,357	1,613,784	901,105	2,009,633	1,027,768

Total liabilities and equity	$5,596,383	$2,545,063	$5,674,993	$2,543,634	$7,673,303	$3,450,461

(1)  Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended September 30, 2014		Three Months Ended June 30, 2014		Three Months Ended September 30, 2013
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$95,610	$39,879	$112,183	$47,953	$136,229	$57,605
Escalation and reimbursement revenues	8,772	3,847	7,952	3,572	11,291	4,725
Other income	10,449	6,081	10,360	6,426	9,051	4,306
Total Revenues, net	$114,831	$49,807	$130,495	$57,951	$156,571	$66,636

Expenses
Operating expenses	$18,530	$8,384	$18,362	$8,374	$29,211	$12,681
Ground rent	2,638	1,319	2,632	1,316	657	—
Real estate taxes	15,867	6,872	15,406	6,753	19,105	8,037
Total Operating Expenses	$37,035	$16,575	$36,400	$16,443	$48,973	$20,718

NOI	$77,796	$33,232	$94,095	$41,508	$107,598	$45,918
Cash NOI	$69,126	$29,123	$84,405	$37,190	$98,553	$42,232

Transaction related costs, net of recoveries	$501	$301	$(207)	$27	$—	$—
Interest expense, net of interest income	40,885	13,426	44,728	15,427	56,169	20,031
Amortization of deferred financing costs	2,837	1,240	2,026	832	2,869	1,790
Depreciation and amortization	28,324	11,910	33,858	14,596	49,402	21,058
Loss on early extinguishment of debt	—	—	3,546	1,787	—	—

Net Income (Loss)	$5,249	$6,355	$10,144	$8,839	$(842)	$3,039

Add: Real estate depreciation	28,306	11,902	33,840	14,587	49,394	21,055
FFO Contribution	$33,555	$18,257	$43,984	$23,426	$48,552	$24,094

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,855	$1,249	$1,944	$790	$2,877	$1,793
Less: Straight-line rental income and other non-cash adjustments	(9,302)	(4,418)	(8,873)	(3,901)	(10,256)	(4,284)
Less: Second cycle tenant improvement	(3,373)	(1,461)	(3,730)	(1,806)	(1,786)	(750)
Less: Second cycle leasing commissions	(1,369)	(588)	(2,324)	(1,064)	(1,947)	(888)
Less: Recurring CAPEX	(1,397)	(667)	(993)	(466)	(246)	(81)
FAD Adjustment	$(12,586)	$(5,885)	$(13,976)	$(6,447)	$(11,358)	$(4,210)

First cycle tenant improvement	$10,332	$4,828	$1,331	$678	$20,645	$9,857
First cycle leasing commissions	$3,814	$1,928	$1,790	$690	$8,692	$4,093
Redevelopment costs	$33,669	$16,730	$48,345	$24,159	$123,851	$60,534
Capitalized interest	$10,801	$5,386	$10,636	$5,268	$8,089	$4,001

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended September 30, 2014		Nine Months Ended September 30, 2013
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$351,061	$149,328	$400,701	$166,203
Escalation and reimbursement revenues	26,554	11,668	33,597	13,489
Other income	28,849	16,406	28,478	13,481
Total Revenues, net	$406,464	$177,402	$462,776	$193,173

Expenses
Operating expenses	$63,575	$28,728	$86,027	$36,315
Ground rent	7,295	3,607	1,972	—
Real estate taxes	48,209	21,007	53,368	22,137
Total Operating Expenses	$119,079	$53,342	$141,367	$58,452

NOI	$287,385	$124,060	$321,409	$134,721
Cash NOI	$271,499	$118,842	$299,499	$126,132

Transaction related costs, net of recoveries	$565	$401	$—	$15
Interest expense, net of interest income	137,949	47,556	169,137	59,419
Amortization of deferred financing costs	9,496	4,698	12,454	7,131
Depreciation and amortization	107,786	46,429	144,552	58,854
Loss on early extinguishment of debt	6,743	3,382	—	—

Net Income (Loss)	$24,846	$21,594	$(4,734)	$9,302

Add: Real estate depreciation	107,733	46,402	144,536	58,849
FFO Contribution	$132,579	$67,996	$139,802	$68,151

FAD Adjustments:
Add: Non real estate depreciation and amortization	$8,460	$3,683	$12,470	$7,136
Less: Straight-line rental income and other non-cash adjustments	(32,573)	(13,961)	(25,520)	(10,378)
Less: Second cycle tenant improvement	(13,660)	(6,527)	(7,556)	(3,418)
Less: Second cycle leasing commissions	(16,039)	(7,853)	(9,378)	(4,115)
Less: Recurring CAPEX	(3,382)	(1,593)	(1,934)	(797)
FAD Adjustment	$(57,194)	$(26,251)	$(31,918)	$(11,572)

First cycle tenant improvement	$18,664	$8,979	$20,645	$9,857
First cycle leasing commissions	$10,500	$4,778	$8,692	$4,093
Redevelopment costs	$123,551	$60,868	$123,851	$60,534
Capitalized interest	$33,602	$16,687	$27,018	$12,469

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited (Dollars in Thousands)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2014	2013	2014	2014	2013
	Property NOI

	Property operating NOI	$199,372	$152,222	$189,242	$552,105	$476,106
	NOI from discontinued operations	7,750	15,852	10,661	32,349	50,786
	Total property operating NOI - consolidated	207,122	168,074	199,903	584,454	526,892
	SLG share of property NOI from JVs	33,232	45,918	41,508	124,060	134,721
	NOI	$240,354	$213,992	$241,411	$708,514	$661,613

Less:	Free rent (net of amortization)	4,939	3,312	2,274	8,539	7,513
	Net FAS 141 adjustment	5,816	(2,633)	5,918	16,023	5,841
	Straightline revenue adjustment	15,929	15,793	16,953	49,470	47,769

Plus:	Allowance for S/L tenant credit loss	—	937	(1,031)	(2,256)	1,942
	Ground lease straight-line adjustment	687	1,254	1,324	4,014	3,323
	Cash NOI	$214,357	$199,711	$216,559	$636,240	$605,755

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	$85,250	$83,103	$81,318	$247,408	$247,881
	Fixed amortization principal payments	11,261	10,143	10,696	32,729	31,883
	Total Consolidated Debt Service	$96,511	$93,246	$92,014	$280,137	$279,764

	Payments under ground lease arrangements	$7,612	$8,873	$8,095	$24,502	$26,443
	Dividends on preferred units	820	562	565	1,950	1,692
	Dividends on perpetual preferred shares	3,738	3,738	3,738	11,214	18,144
	Total Consolidated Fixed Charges	$108,681	$106,419	$104,412	$317,803	$326,043

SELECTED FINANCIAL DATA 2014 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$251,748	$236,967	6.2%	$254,053	$750,354	$731,390	2.6%
	Escalation & reimbursement revenues	40,725	39,875	2.1%	35,830	111,593	109,527	1.9%
	Other income	1,320	877	50.5%	773	3,300	4,780	-31.0%
	Total Revenues	$293,793	$277,719	5.8%	$290,656	$865,247	$845,697	2.3%
Expenses
	Operating expenses	$62,825	$64,870	-3.2%	$60,408	$185,497	$185,503	0.0%
	Ground rent	8,283	8,179	1.3%	8,283	24,850	24,735	0.5%
	Real estate taxes	51,525	49,047	5.1%	47,872	147,541	142,947	3.2%
	Transaction related costs, net of recoveries	59	60	0.0%	18	130	80	0.0%
		$122,692	$122,156	0.4%	$116,581	$358,018	$353,265	1.3%

	Operating Income	$171,101	$155,563	10.0%	$174,075	$507,229	$492,432	3.0%

	Interest expense & amortization of financing costs	$56,313	$56,391	-0.1%	$55,887	$168,061	$170,825	-1.6%
	Depreciation & amortization	76,685	78,554	-2.4%	78,649	229,409	223,483	2.7%

	Income before noncontrolling interest	$38,103	$20,618	84.8%	$39,539	$109,759	$98,124	11.9%
Plus:	Real estate depreciation & amortization	76,674	78,542	-2.4%	78,638	229,375	223,450	2.7%

	FFO Contribution	$114,777	$99,160	15.7%	$118,177	$339,134	$321,574	5.5%

Less:	Non—building revenue	159	205	-22.4%	239	577	1,710	-66.3%

Plus:	Transaction related costs, net of recoveries	59	60	0.0%	18	130	80	0.0%
	Interest expense & amortization of financing costs	56,313	56,391	-0.1%	55,887	168,061	170,825	-1.6%
	Non-real estate depreciation	11	12	-8.3%	11	34	33	3.0%
	NOI	$171,001	$155,418	10.0%	$173,854	$506,782	$490,802	3.3%

Cash Adjustments
Less:	Free rent (net of amortization)	3,961	1,215	226.0%	2,591	6,222	3,168	96.4%
	Straightline revenue adjustment	12,475	12,469	0.0%	12,863	37,324	38,261	-2.4%
	Rental income - FAS 141	5,239	(280)	-1971.1%	5,939	16,783	12,236	37.2%
Plus:	Ground lease straight-line adjustment	400	221	81.0%	400	1,201	861	39.5%
	Allowance for S/L tenant credit loss	(8)	807	-101.0%	(4)	(1,095)	2,338	-146.8%
	Cash NOI	$149,718	$143,042	4.7%	$152,857	$446,559	$440,336	1.4%

Operating Margins
	NOI to real estate revenue, net	58.2%	55.8%		59.9%	58.7%	58.0%
	Cash NOI to real estate revenue, net	51.0%	51.4%		52.6%	51.7%	52.0%

	NOI before ground rent/real estate revenue, net	61.1%	58.8%		62.7%	61.6%	60.9%
	Cash NOI before ground rent/real estate revenue, net	53.7%	54.3%		55.3%	54.4%	54.9%

SELECTED FINANCIAL DATA 2014 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$27,946	$25,802	8.3%	$27,375	$82,509	$73,070	12.9%
	Escalation & reimbursement revenues	2,925	2,581	13.3%	2,229	7,558	6,697	12.9%
	Other income	450	304	48.0%	184	845	1,623	-47.9%
	Total Revenues	$31,321	$28,687	9.2%	$29,788	$90,912	$81,390	11.7%
Expenses
	Operating expenses	$5,984	$5,680	5.4%	$5,470	$17,600	$16,901	4.1%
	Real estate taxes	4,880	4,354	12.1%	4,385	13,627	12,178	11.9%
		$10,864	$10,034	8.3%	$9,855	$31,227	$29,079	7.4%

	Operating Income	$20,457	$18,653	9.7%	$19,933	$59,685	$52,311	14.1%

	Interest expense & amortization of financing costs	$7,301	$9,203	-20.7%	$6,853	$21,422	$21,122	1.4%
	Depreciation & amortization	9,050	8,569	5.6%	8,880	26,519	23,132	14.6%

	Income before noncontrolling interest	$4,106	$881	366.1%	$4,200	$11,744	$8,057	45.8%
Plus:	Real estate depreciation & amortization	9,041	8,566	5.5%	8,872	26,494	23,126	14.6%

	FFO Contribution	$13,147	$9,447	39.2%	$13,072	$38,238	$31,183	22.6%

Less:	Non—building revenue	122	29	320.7%	38	202	177	14.1%

Plus:	Interest expense & amortization of financing costs	7,301	9,203	-20.7%	6,853	21,422	21,122	1.4%
	Non-real estate depreciation	9	3	0.0%	8	25	6	316.7%
	NOI	$20,335	$18,624	9.2%	$19,895	$59,483	$52,134	14.1%

Cash Adjustments
Less:	Free rent (net of amortization)	956	908	5.3%	620	2,528	3,063	-17.5%
	Straightline revenue adjustment	813	1,796	-54.7%	1,446	4,007	4,232	-5.3%
	Rental income - FAS 141	566	378	49.7%	307	1,252	1,622	-22.8%
Plus:	Allowance for S/L tenant credit loss	—	98	-100.0%	(19)	63	266	-76.3%
	Cash NOI	$18,000	$15,640	15.1%	$17,503	$51,759	$43,483	19.0%

Operating Margins
	NOI to real estate revenue, net	65.2%	65.0%		66.9%	65.6%	64.2%
	Cash NOI to real estate revenue, net	57.7%	54.6%		58.8%	57.1%	53.5%

	NOI before ground rent/real estate revenue, net	65.2%	65.0%		66.9%	65.6%	64.2%
	Cash NOI before ground rent/real estate revenue, net	57.7%	54.2%		58.9%	57.0%	53.2%

SELECTED FINANCIAL DATA 2014 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$279,694	$262,769	6.4%	$281,428	$832,863	$804,460	3.5%
	Escalation & reimbursement revenues	43,650	42,456	2.8%	38,059	119,151	116,224	2.5%
	Other income	1,770	1,181	49.9%	957	4,145	6,403	-35.3%
	Total Revenues	$325,114	$306,406	6.1%	$320,444	$956,159	$927,087	3.1%
Expenses
	Operating expenses	$68,809	$70,550	-2.5%	$65,878	$203,097	$202,404	0.3%
	Ground rent	8,283	8,179	1.3%	8,283	24,850	24,735	0.5%
	Real estate taxes	56,405	53,401	5.6%	52,257	161,168	155,125	3.9%
	Transaction related costs	59	60	0.0%	18	130	80	62.5%
		$133,556	$132,190	1.0%	$126,436	$389,245	$382,344	1.8%

	Operating Income	$191,558	$174,216	10.0%	$194,008	$566,914	$544,743	4.1%

	Interest expense & amortization of financing costs	$63,614	$65,594	-3.0%	$62,740	$189,483	$191,947	-1.3%
	Depreciation & amortization	85,735	87,123	-1.6%	87,529	255,928	246,615	3.8%

	Income before noncontrolling interest	$42,209	$21,499	96.3%	$43,739	$121,503	$106,181	14.4%
Plus:	Real estate depreciation & amortization	85,715	87,108	-1.6%	87,510	255,869	246,576	3.8%

	FFO Contribution	$127,924	$108,607	17.8%	$131,249	$377,372	$352,757	7.0%

Less:	Non—building revenue	281	234	20.1%	277	779	1,887	-58.7%

Plus:	Transaction related costs	59	60	—	18	130	80	62.5%
	Interest expense & amortization of financing costs	63,614	65,594	-3.0%	62,740	189,483	191,947	-1.3%
	Non-real estate depreciation	20	15	33.3%	19	59	39	51.3%
	NOI	$191,336	$174,042	9.9%	$193,749	$566,265	$542,936	4.3%

Cash Adjustments
Less:	Free rent (net of amortization)	4,917	2,123	131.6%	3,211	8,750	6,231	40.4%
	Straightline revenue adjustment	13,288	14,265	-6.8%	14,309	41,331	42,493	-2.7%
	Rental income - FAS 141	5,805	98	5823.5%	6,246	18,035	13,858	30.1%
Plus:	Ground lease straight-line adjustment	400	221	81.0%	400	1,201	861	39.5%
	Allowance for S/L tenant credit loss	(8)	905	-100.9%	(23)	(1,032)	2,604	-139.6%
	Cash NOI	$167,718	$158,682	5.7%	$170,360	$498,318	$483,819	3.0%

Operating Margins
	NOI to real estate revenue, net	58.8%	56.8%		60.4%	59.2%	58.6%
	Cash NOI to real estate revenue, net	51.6%	51.8%		53.1%	52.1%	52.2%

	NOI before ground rent/real estate revenue, net	61.4%	59.5%		63.0%	61.8%	61.3%
	Cash NOI before ground rent/real estate revenue, net	54.1%	54.2%		55.7%	54.8%	54.6%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/14 (1)	Coupon (2)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
125 Park Avenue	$146,250	5.75%	$—	Oct-14	(3)	$146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	116,383	7.27%	5,981	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,112	5.52%	561	Jan-16		22,376	—	Open
1-6 Landmark Square	81,685	4.00%	1,640	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,087	3.75%	166	Feb-17		7,679	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
388-390 Greenwich Street (swapped)	504,000	3.80%	—	Jun-18	(4)	504,000	Jun-21	Jun-15
1 Madison Avenue	571,284	5.91%	21,595	May-20		404,531	—	Open
100 Church Street	229,472	4.68%	1,388	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	69,201	4.13%	1,002	Feb-24		46,195	—	Open
400 East 58th Street	29,658	4.13%	429	Feb-24		19,798	—	Open
420 Lexington Avenue	300,000	3.99%	—	Oct-24		272,749	—	Mar-18
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Feb-15
	$4,486,782	4.92%	$32,762			$3,995,515
Secured fixed rate debt - other
Preferred Equity Investment	$50,000	8.00%	$—	Sep-19		$50,000	—	Open
	$50,000	8.00%	$—			$50,000
Unsecured fixed rate debt
Unsecured notes	$255,238	6.00%	$—	Mar-16		$255,308	—	Open
Convertible notes	306,187	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,728	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(5)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(6)	7	—	Jun-15
Convertible notes	10,008	3.00%	—	Mar-27	(7)	10,008	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	Open
Series J Preferred Units	4,000	3.75%	—	Apr-51		4,000	—	Open
	$1,405,168	5.16%	$—			$1,444,323

Total Fixed Rate Debt/Wtd Avg	$5,941,950	5.00%	$32,762			$5,489,838
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 321 bps)	$100,000	3.37%	$—	Dec-14		$100,000	Dec-15	Open
388-390 Greenwich Street (LIBOR + 175 bps)	946,000	1.91%	—	Jun-18		946,000	Jun-21	Jun-15
248-252 Bedford Avenue (LIBOR + 150 bps)	29,000	1.66%	—	Jun-19		28,317	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.76%	—	Oct-20		275,000	—	Open
	$1,350,000	1.98%	$—			$1,349,317
Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$244,000	1.61%	$—	Mar-17		$244,000	Mar-18	Open
Term loan (LIBOR + 140 bps)	753,000	1.56%	—	Jun-19		753,000	—	Open
	$997,000	1.57%	$—			$997,000

Total Floating Rate Debt/Wtd Avg	$2,347,000	1.81%	$—			$2,346,317

Total Debt/Wtd Avg - Consolidated	$8,288,950	4.10%	$32,762			$7,836,155

Total Debt/Wtd Avg - Joint Venture	$1,394,788	4.22%

Total Debt including SLG’s share of JV Debt/Wtd Avg	$9,683,738	4.12%

Weighted Average Balance & Interest Rate for the quarter, including SLG’s share of JV Debt	$9,684,294	4.16%

(1) Excludes mortgages related to 180 Maiden and 2 Herald Square, which are currently held for sale.

(2) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(3) The loan was repaid at maturity.

(4) The interest rate swaps mature in December 2017.

(5) The interest rate swap matures in June 2016.

(6) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(7) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding			2014			As-Of
	9/30/2014			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$1,868	$934	10.00%	$—	Dec-15	$934	—	Open
11 West 34th Street (swapped)	16,982	5,095	4.82%	90	Jan-16	4,977	—	Open
280 Park Avenue	701,928	347,184	6.57%	3,321	Jun-16	341,184	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
315 West 36th Street (swapped)	25,000	8,875	3.16%	—	Dec-17	8,670	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22	32,750	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%	—	Apr-23	3,874	—	Open
717 Fifth Avenue (mezzanine)	311,698	34,027	9.00%	—	Jul-24	50,969	—	Open
Total Fixed Rate Debt/Wtd Avg	$1,894,136	$584,546	6.28%	$3,411		$595,165

Floating rate debt
Meadows (LIBOR + 575 bps)	$67,350	$33,675	7.75%	$—	Sep-15	$33,675	—	Open
3 Columbus Circle (LIBOR + 210 bps)	233,058	113,965	2.34%	4,008	Apr-16	107,998	—	Open
1552 Broadway (LIBOR + 405 bps)	180,885	90,443	4.21%	—	Apr-16	90,443	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.06%	—	Jun-16	15,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	125,000	68,750	2.66%	—	Feb-17	68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	275,000	137,500	2.58%	—	Apr-17	137,500	—	Open
33 Beekman (LIBOR + 275 bps)	43,707	20,061	2.91%	—	Aug-17	19,884	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	117,717	64,744	2.24%	2,114	Oct-17	58,846	—	Open
521 Fifth Avenue (LIBOR + 220 bps)	170,000	85,850	2.36%	—	Nov-19	85,850	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000	179,640	1.91%	—	Feb-21	175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,902	614	2.88%	25	Jun-33	4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,604,619	$810,242	2.73%	$6,147		$793,809

Total Joint Venture Debt/Wtd Avg	$3,498,755	$1,394,788	4.22%	$9,558		$1,388,974

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

Covenants

SL GREEN REALTY CORP.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	49.2	x	Less than 60%
Fixed Charge Coverage	2.26	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	38.6%		Less than 60%
Secured Debt / Total Assets	17.9%		Less than 40%
Debt Service Coverage	3.17	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	386.1%		Greater than 150%

Composition of Debt
Fixed Rate Debt
Consolidated	$5,941,950
SLG Share of JV	584,546
Total Fixed Rate Debt	$6,526,496	67.4%

Floating Rate Debt
Consolidated	$2,347,000
SLG Share of JV	810,242
	3,157,242
Debt & Preferred Equity Investments	(525,021)
Total Floating Rate Debt	$2,632,221	27.2%

Total Debt	$9,683,738

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2014	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$441,594	—	Open
	$500,000	5.12%	$—			$441,594

Secured fixed rate debt - Other
Preferred Equity Investment	$50,000	8.00%	$—	Sep-19		$50,000	—	Open
	$50,000	8.00%	$—			$50,000

Unsecured fixed rate debt
Unsecured notes	$255,238	6.00%	$—	Mar-16		$255,308	—	Open
Unsecured notes	249,728	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
	$984,973	5.82%	$—			$985,315

Total Fixed Rate Debt/Wtd Avg	$1,534,973	5.66%	$—			$1,476,909

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$244,000	1.61%	$—	Mar-17		$244,000	Mar-18	Open
Term loan (LIBOR + 140 bps)	753,000	1.56%	—	Jun-19		753,000	—	Open
Total Floating Rate Debt/Wtd Avg	$997,000	1.57%	$—			$997,000

Total Debt/Wtd Avg - Consolidated	$2,531,973	4.05%	$—			$2,473,909

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swap matures in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

RECKSON OPERATING PARTNERSHIP, L.P.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.9%		Less than 60%
Fixed Charge Coverage	2.97	x	Greater than 1.5x
Secured Debt / Total Assets	8.9%		Less than 40%
Unsecured Debt / Unencumbered Assets	49.6%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS (Dollars in Thousands)

					Deferred
	2014 Scheduled	2015 Scheduled	2016 Scheduled	2017 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	391	2027	(3)
711 Third Avenue	5,250	5,250	5,354	5,500	738	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	105	122	209	—	2111

Total	$30,491	$30,491	$30,612	$30,845	$1,129

Capitalized Leases
1080 Amsterdam Avenue	$145	$145	$170	$291	$20,728	2111

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Lease
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,167	$—	2062

Capitalized Lease
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,086	$89,962	2062

(1) Per the balance sheet at September 30, 2014.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to two 15-year renewals at the Company’s option through 2080.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

		Weighted Average Book	Weighted Average	Current
	Book Value	Value During Quarter	Yield During Quarter	Yield(2)

6/30/2013	$1,227,421	$1,323,266	10.96%	10.93%

Debt originations/accretion(1)	187,050
Preferred Equity originations/accretion	6,621
Redemptions/Sales/Syndications/Amortization	(105,541)
9/30/2013	$1,315,551	$1,304,561	11.20%	11.19%

Debt originations/accretion(1)	87,412
Preferred Equity originations/accretion	11,031
Redemptions/Sales/Syndications/Amortization	(109,155)
12/31/2013	$1,304,839	$1,304,034	11.27%	11.31%

Debt originations/accretion(1)	142,394
Preferred Equity originations/accretion	44,109
Redemptions/Sales/Syndications/Amortization	2,383
3/31/2014	$1,493,725	$1,359,250	10.63%	10.42%

Debt originations/accretion(1)	232,217
Preferred Equity originations/accretion	3,986
Redemptions/Sales/Syndications/Amortization(3)	(182,120)
6/30/2014	$1,547,808	$1,416,582	10.63%	10.47%

Debt originations/accretion(1)	169,424
Preferred Equity originations/accretion	3,324
Redemptions/Sales/Syndications/Amortization	(287,605)
9/30/2014	$1,432,951	$1,456,997	10.53%	10.48%

(1) Accretion includes original issue discounts and/or compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Reflects the reclassification of a debt and preferred equity investment originated during the first quarter of 2014 to investment in unconsolidated joint ventures.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

			Weighted Average	Weighted Average	Current
Type of Investment	Book Value(1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(2)

New York City

Senior Mortgage Debt	$140,164	$—	$528	6.98%	6.60%

Junior Mortgage Participation	178,684	2,174,595	$1,508	9.84%	9.77%

Mezzanine Debt	758,275	3,071,983	$1,086	11.50%	11.71%

Preferred Equity	355,828	1,546,260	$452	9.75%	9.76%

Balance as of 9/30/14	$1,432,951	$6,792,838	$921	10.53%	10.48%

(1)   Approximately 36.2% of our investments are indexed to LIBOR.

(2)   Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3)   The weighted average maturity of the outstanding balance is 2.04 years.  Approximately 54.4% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)		Senior		Current
Investment Type	9/30/14	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$224,720	New York City	$926,260	$548	9.08%

Preferred Equity	121,158	New York City	550,000	$291	11.09%

Mortgage and Mezzanine	109,252	New York City	—	$373	7.06%

Jr. Mortgage Participation and Mezzanine	97,100	New York City	1,109,000	$1,166	9.54%

Mezzanine Loan	73,602	New York City	775,000	$1,081	18.41%

Mezzanine Loan	71,592	New York City	165,000	$1,984	9.87%

Mezzanine Loan	70,080	New York City	205,000	$397	11.26%

Mezzanine Loan	65,675	N/A(3)	—	$—	10.88%

Mezzanine Loan	50,412	New York City	539,000	$513	16.13%

Mezzanine Loan	49,482	New York City	110,000	$480	12.03%

Total	$933,073		$4,379,260		10.78%

(1) Net of unamortized fees and discounts.

(2) Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.

(3) The loan is collateralized by defeasance securities.

SELECTED PROPERTY DATA Manhattan Operating Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-14		Jun-14	Mar-14	Dec-13	Sep-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	98.7		98.7	98.7	98.7	85.7	37,964,052	4	3	18
110 East 42nd Street	Grand Central	Fee Interest	1	215,400	1	88.7		83.2	83.6	86.5	86.5	9,367,272	1	1	22
120 West 45th Street	Midtown	Fee Interest	1	440,000	2	94.5		93.3	92.6	85.2	81.0	23,965,716	2	2	40
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	81.9		70.8	82.2	82.0	87.8	27,975,444	3	2	22
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	92.0		91.5	91.5	91.5	91.1	47,581,416	5	4	32
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	90.5		90.5	100.0	98.8	95.3	11,707,392	1	1	13
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	96.7		95.0	85.5	85.8	84.1	69,242,532	7	6	215
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	96.5		96.5	99.3	99.4	99.4	16,589,580	2	1	12
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	56,904,024	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.9	99.1	37,375,392	4	3	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	81.3		79.0	79.0	77.8	85.0	14,074,296	1	1	13
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.1		92.1	92.1	92.1	92.3	46,884,912	5	4	21
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,475,000	1	1	7
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	80.6		80.6	71.9	88.4	88.4	24,733,440	2	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.7		96.4	96.4	95.8	96.8	43,430,736	4	4	30
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	3	83.4		84.2	85.1	92.0	91.5	37,036,812	4	3	41
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	90.3		90.3	90.3	90.3	96.9	84,835,656		4	11
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.9	99.9	95.2	95.2	87,409,152	9	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	99.9		95.7	95.7	99.5	98.1	39,214,068	4	3	36
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	100.0	100.0	100.0	115,034,916	11	10	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,520,156	7	6	2

Subtotal / Weighted Average			21	15,794,045	57%	94.9%		94.1%	93.7%	94.2%	93.8%	$908,321,964	80%	73%	617

“Non Same Store”
388 & 390 Greenwich Street	Downtown	Fee Interest	2	2,635,000	10	100.0		100.0	100.0	100.0	100.0	111,016,908	11	9	1

Subtotal / Weighted Average			2	2,635,000	10%	100.0%		100.0%	100.0%	100.0%	100.0%	$111,016,908	11%	9%	1

Total / Weighted Average Consolidated Properties			23	18,429,045	67%	95.6%		94.9%	94.6%	95.0%	94.7%	$1,019,338,872	91%	82%	618

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	2	79.5		73.8	73.2	70.7	70.3	34,454,004		1	24
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	96.0		96.5	96.5	95.1	94.6	58,242,072		2	39
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	1	99.2		99.2	99.2	99.2	99.2	5,125,404		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	99.3		95.6	95.4	94.4	94.5	27,778,200		1	45
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	89.2		75.7	75.7	75.5	69.2	20,617,812		1	35
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	94.8		93.5	93.5	95.4	95.4	30,019,968		1	39
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	40,227,156		1	1

Total / Weighted Average Unconsolidated Properties			7	3,476,115	13%	94.0%		91.4%	91.3%	90.7%	90.0%	$216,464,616		8%	189

Manhattan Operating Properties Grand Total / Weighted Average			30	21,905,160	80%	95.4%		94.4%	94.1%	94.3%	94.0%	$1,235,803,488			807
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,076,796,607		91%
Manhattan Operating Properties Same Store Occupancy %				19,270,160	88%	94.8	%(4)	93.6%	93.3%	93.5%	93.1%

(1) SL Green holds an option to acquire the fee interest.

(2) SL Green owns 50% of the fee interest.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) Manhattan same-store occupancy, inclusive of 118,848 square feet of leases signed but not yet commenced, is 95.3% as of September 30, 2014, as compared to 94.9% as of June 30, 2014.

SELECTED PROPERTY DATA Suburban Operating Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-14		Jun-14	Mar-14	Dec-13	Sep-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.8	1,750,068	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	47.9		47.9	47.9	47.0	47.0	1,377,192	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	21.7		57.2	57.2	57.2	57.2	773,856	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	84.6		84.6	83.9	83.9	69.6	1,974,060	0	0	10
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	92.0		92.0	81.8	82.6	80.5	1,935,396	0	0	8
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	56.7		50.8	50.8	88.0	88.0	1,529,676	0	0	4
520 White Plains Road	Tarrytown, New York	Fee Interest	1	180,000	1	75.2		57.5	55.8	57.8	57.8	3,537,780	0	0	11
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	1	178,000	1	74.3		74.8	74.8	73.4	73.4	2,724,864	0	0	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	1	250,000	1	70.7		70.7	70.7	70.7	70.7	4,349,568	0	0	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	1	245,000	1	80.2		80.2	80.2	80.2	80.2	4,617,192	0	0	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	1	228,000	1	97.8		96.5	90.3	90.3	90.3	4,921,440	0	0	7
140 Grand Street	White Plains, New York	Fee Interest	1	130,100	0	95.7		95.7	93.6	93.6	89.5	3,928,800	0	0	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	1	384,000	1	90.9		90.2	90.2	89.3	89.0	12,689,784	1	1	18
Westchester, New York Subtotal/Weighted Average			13	2,135,100	9%	78.6%		78.1%	76.7%	78.1%	77.2%	$46,109,676	4%	4%	107

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	93.1		95.9	95.1	93.8	92.8	8,546,940	1	1	62
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	81.7		57.3	57.3	54.9	57.3	963,780	0	0	9
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	51.7		55.1	55.1	55.1	50.1	2,056,008	0	0	17
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	85.1		87.6	87.6	84.9	84.9	2,786,628	0	0	13
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	98.8		98.8	98.7	99.0	99.0	968,688	0	0	10
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	87.1		83.6	83.4	83.4	83.4	3,758,412	0	0	7
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	76.9	76.9	325,320	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	77.7		77.7	77.7	77.7	76.5	4,456,596		0	9
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	99.1		93.3	93.3	93.3	93.6	6,637,692		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	90.6		90.6	89.7	87.7	86.7	6,275,736	1	1	22
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	1	75.6		72.2	75.7	65.3	65.3	3,493,752	0	0	22
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		53.8	57.0	57.0	57.0	2,975,376	0	0	10
Connecticut Subtotal/Weighted Average			12	1,634,700	5%	82.9%		81.8%	82.1%	80.5%	79.8%	$43,244,928	3%	3%	191

“Same Store” New Jersey
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	61.1		61.1	61.1	59.4	58.3	3,851,880	0	0	5
New Jersey Subtotal/Weighted Average			1	278,000	1%	61.1%		61.1%	61.1%	59.4%	58.3%	$3,851,880	0%	0%	5

“Non Same Store” Brooklyn, New York
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	94.4		93.8	90.3	87.2	88.4	11,388,576	1	1	64
Brooklyn, New York Subtotal/Weighted Average			1	317,600	1%	94.4%		93.8%	90.3%	87.2%	88.4%	$11,388,576	1%	1%	64

Total / Weighted Average Consolidated Properties			27	4,365,400	16%	80.2%		79.6%	78.7%	78.5%	77.8%	$104,595,060	9%	8%	367

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	87.1		87.9	87.1	84.2	80.5	13,618,452		1	57
Jericho Plaza — 20.26%	Jericho, New York	Fee Interest	2	640,000	2	83.6		90.5	90.5	89.9	89.6	18,516,504		0	35
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	85.3%		89.3%	88.9%	87.2%	85.3%	$32,134,956		1%	92

Suburban Operating Properties Grand Total / Weighted Average			31	5,587,500	20%	81.3%		81.7%	80.9%	80.4%	79.4%	$136,730,016			459
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$109,719,529		9%
Suburban Operating Properties Same Store Occupancy %				5,269,900	94%	80.5	%(2)	81.0%	80.4%	80.0%	78.9%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

(2) Suburban same-store occupancy, inclusive of 95,142 square feet of leases signed but not yet commenced, is 82.4% as of September 30, 2014, as compared to 82.8% as of June 30, 2014.

SELECTED PROPERTY DATA Retail, Development / Redevelopment & Land Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,450,412	1	15,482,405	1
19-21 East 65th Street - 80% (1)	Plaza District	Leasehold Interest	2	23,610	3	66.0	83.0	83.0	100.0	100.0	1,272,813	2	7,548,256	5
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	2	100.0	100.0	100.0	100.0	100.0	3,204,888	2	83,815,649	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	9	92.0	92.0	92.0	100.0	100.0	4,491,408	8	134,173,361	11
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	16	89.4	89.4	89.4	89.4	89.4	36,120,720	7	279,966,857	7
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	9	68.2	76.7	76.7	76.6	84.6	20,866,788	19	225,159,473	6
752 Madison Avenue - 80% (2)	Plaza District	Leasehold Interest	1	21,124	3	100.0	100.0	100.0	100.0	100.0	3,949,404	6	11,140,833	1
762 Madison Avenue - 80% (1)	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	76.7	82.6	82.6	1,693,584	3	16,704,723	5
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	7	100.0	100.0	100.0	100.0	100.0	1,560,492	3	16,357,696	3
Subtotal/Weighted Average			11	389,631	53%	88.0%	90.4%	90.1%	92.6%	93.9%	$75,610,509	52%	$790,349,252	40

“Non Same Store” Retail
115 Spring Street	Soho	Fee Interest	1	5,218	1	100.0	N/A	N/A	N/A	N/A	928,824	2	53,125,000	1
121 Greene Street - 50%	Soho	Fee Interest	1	7,131	1	100.0	N/A	N/A	N/A	N/A	1,275,696	1	28,209,044	2
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	270,132	37	100.0	100.0	100.0	100.0	N/A	14,913,982	28	213,197,064	10
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	57,718	8	67.5	67.5	67.5	—	—	19,003,968	18	249,405,045	2
Subtotal/Weighted Average			5	340,199	47%	94.5%	94.3%	94.3%	82.4%	—	$36,122,470	48%	$543,936,153	15

Total / Weighted Average Retail Properties			16	729,830	100%	91.0%	92.2%	92.0%	87.9%	81.8%	$111,732,979	100%	$1,334,285,405	55

Development / Redevelopment
150 Grand Street	White Plains, New York	Fee Interest	1	85,000	2	38.0	36.1	36.1	31.5	31.5	811,452	1	17,718,514	19
7 Renaissance Square - 50%	White Plains, New York	Fee Interest	1	65,641	2	66.8	51.2	46.6	46.6	46.6	1,226,376	1	6,622,422	8
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	71,477,744	—
180 Maiden Lane - 49.9% (1)	Financial East	Fee Interest	1	1,090,000	29	22.9	22.9	97.6	97.6	97.6	12,481,212	9	448,092,713	4
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	33	55.5	58.2	50.1	59.4	59.4	68,575,848	48	1,202,730,679	27
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	4	18.4	62.2	81.0	86.5	88.3	1,713,408	2	82,169,799	5
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	12	35.1	64.2	72.9	78.6	81.9	10,955,364	15	140,148,943	22
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	3	74.9	77.5	83.6	83.6	83.6	4,019,412	6	81,967,017	12
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	3	72.5	48.8	—	—	—	5,441,412	8	91,930,753	1
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	9	26.7	26.7	90.0	90.0	90.0	6,351,612	5	273,187,637	14
Fifth Avenue Retail Assemblage	Plaza District	Fee Interest	3	66,962	2	66.2	69.8	74.6	74.6	N/A	1,764,600	2	148,276,947	2
650 Fifth Avenue - 50%	Plaza District	Leasehold Interest	1	32,324	1	10.5	10.5	63.6	63.6	N/A	1,337,316	1	256,659,390	2
719 Seventh Avenue - 75% (1)	Times Square	Fee Interest	1	6,000	0	100.0	N/A	N/A	N/A	N/A	1,397,256	1	41,149,278	2
Total / Weighted Average Development / Redevelopment Properties			15	3,730,285	100	40.1%	45.3%	71.6%	75.4%	76.0%	$116,075,268	100%	$2,862,131,836	118

Land
2 Herald Square (3)	Herald Square/Penn Station	Fee Interest	1	354,400	31	100.0	100.0	100.0	100.0	100.0	11,819,531	37	229,336,692
635 Madison Avenue (3)	Plaza District	Fee Interest	1	176,530	16	100.0	N/A	N/A	N/A	N/A	3,677,574	11	153,745,356
885 Third Avenue (3)	Midtown/Plaza District	Fee Interest	1	607,000	53	100.0	100.0	100.0	100.0	100.0	16,652,406	52	329,943,115
Total / Weighted Average Land			3	1,137,930	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$32,149,511	100%	$713,025,163

Residential Properties

			# of	Useable	Total Units	Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Residential	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value

400 East 57th Street - 80% (1)	Upper East Side	Fee Interest	1	290,482	261	91.6	93.1	94.2	95.0	95.0	3,075	10,470,599	118,935,350
400 East 58th Street - 80% (1)	Upper East Side	Fee Interest	1	140,000	125	96.0	96.8	98.4	94.4	96.8	3,071	4,901,081	52,307,987
1080 Amsterdam - 87.5% (1)	Upper West Side	Leasehold Interest	1	82,250	96	94.8	2.2	2.2	2.2	2.2	3,575	4,156,080	45,957,357
248-252 Bedford Avenue - 90% (1)	Brooklyn, New York	Fee Interest	1	66,611	77	79.2	84.4	87.7	85.7	67.9	4,251	3,111,964	45,372,860
315 West 33rd Street - The Olivia	Penn Station	Fee Interest		222,855	333	96.1	91.0	93.7	92.5	N/A	3,711	14,251,853	175,884,500
Total / Weighted Average Residential Properties			4	802,198	892	93.2%	82.3%	84.1%	83.2%	75.7%	$3,468	$36,891,577	$438,458,054

(1) Consolidated joint venture assets.

(2) SL Green owns an 80% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired the fee position.

(3) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Operating Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	215,400	2	88.7	83.2	83.6	86.5	86.5	9,367,272	2	2	22
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	90.5	90.5	100.0	98.8	95.3	11,707,392	3	3	13
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	96.5	96.5	99.3	99.4	99.4	16,589,580	4	4	12
555 West 57th Street	Midtown West	Fee Interest	941,000	10	99.9	99.9	99.9	99.9	99.1	37,375,392	10	9	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	81.3	79.0	79.0	77.8	85.0	14,074,296	4	3	13
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	92.1	92.1	8,475,000	2	2	7
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	96.7	96.4	96.4	95.8	96.8	43,430,736	12	10	30
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	83.4	84.2	85.1	92.0	91.5	37,036,812	10	9	41
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	90.3	90.3	90.3	90.3	96.9	84,835,656		10	11
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	99.9	99.9	99.9	95.2	95.2	87,409,152	23	21	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	99.9	95.7	95.7	99.5	98.1	39,214,068	10	9	36
Total / Weighted Average Manhattan Consolidated Properties			6,444,400	65%	94.1%	93.6%	94.1%	94.3%	95.7%	$389,515,356	81%		214
Total Manhattan Consolidated Properties - SLG share of Annualized Rent										$347,945,885		82%

Suburban Operating Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.8	1,750,068	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	47.9	47.9	47.9	47.0	47.0	1,377,192	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	21.7	57.2	57.2	57.2	57.2	773,856	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	84.6	84.6	83.9	83.9	69.6	1,974,060	1	0	10
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	92.0	92.0	81.8	82.6	80.5	1,935,396	1	0	8
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	56.7	50.8	50.8	88.0	88.0	1,529,676	0	0	4
520 White Plains Road	Tarrytown, New York	Fee Interest	180,000	2	75.2	57.5	55.8	57.8	57.8	3,537,780	1	1	11
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	178,000	2	74.3	74.8	74.8	73.4	73.4	2,724,864	1	1	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	250,000	3	70.7	70.7	70.7	70.7	70.7	4,349,568	1	1	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	245,000	2	80.2	80.2	80.2	80.2	80.2	4,617,192	1	1	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	228,000	2	97.8	96.5	90.3	90.3	90.3	4,921,440	1	1	7
140 Grand Street	White Plains, New York	Fee Interest	130,100	1	95.7	95.7	93.6	93.6	89.5	3,928,800	1	1	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	384,000	4	90.9	90.2	90.2	89.3	89.0	12,689,784	3	3	18
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	278,000	3	61.1	61.1	61.1	59.4	58.3	3,851,880	1	1	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	36,800	0	76.9	76.9	76.9	76.9	76.9	325,320	0	0	1
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	77.7	77.7	77.7	77.7	76.5	4,456,596		1	9
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	99.1	93.3	93.3	93.3	93.6	6,637,692		1	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	90.6	90.6	89.7	87.7	86.7	6,275,736	2	1	22
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	75.6	72.2	75.7	65.3	65.3	3,493,752	1	1	22
Subtotal / Weighted Average			3,100,300	31%	78.8%	77.9%	77.1%	77.3%	76.5%	$71,150,652	16%	15%	175

“Non Same Store”
16 Court Street	Brooklyn, New York	Fee Interest	317,600	3	94.4	93.8	90.3	87.2	88.4	11,388,576	3	3	64
Subtotal / Weighted Average			317,600	3%	94.4%	93.8%	90.3%	87.2%	88.4%	$11,388,576	3%	3%	64

Total / Weighted Average Suburban Consolidated Properties			3,417,900	35%	80.2%	79.4%	78.3%	78.3%	77.6%	$82,539,228			239
Total Suburban Consolidated Properties - SLG share of Annualized Rent										$77,103,027		18%

Reckson Portfolio Grand Total			9,862,300	100%	89.3%	88.7%	88.6%	88.8%	89.4%	$472,054,584			453
Portfolio Grand Total - SLG Share of Annualized Rent										$425,048,911	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Retail, Development / Redevelopment & Land Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Cash Rent ($’s)	Book Value	Tenants
Retail
115 Spring Street	Soho	Fee Interest	5,218	2	100.0	N/A	N/A	N/A	N/A	928,824	53,125,000	1
131-137 Spring Street	Soho	Fee Interest	68,342	20	92.0	92.0	92.0	100.0	100.0	4,491,408	134,173,361	11
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	270,132	79	100.0	100.0	100.0	100.0	N/A	14,913,982	213,197,064	10
Total Retail Properties			343,692	100%	98.4%	98.4%	98.4%	100.0%	100.0%	$20,334,214	$400,495,425	22

Development / Redevelopment
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	72.5	48.8	—	—	—	5,441,412	91,930,753	1
Total Development Properties			104,000	100%	72.5%	48.8%	0.0%	0.0%	0.0%	$5,441,412	$91,930,753	1

Residential Properties - Reckson Portfolio

			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Total Units	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value	Tenants
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	222,855	333	96.1	91.0	93.7	92.5	N/A	14,251,853	3,711	175,884,500	320
Total Residential Properties			222,855	333	96.1%	91.0%	93.7%	92.5%	—	$14,251,853	$3,711	$175,884,500	320

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$132,436,554	(1)	$43.80	9.6%	$130,380,748	11.0%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	86,317,022		$64.86	6.3%	86,317,022	7.3%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 1055 Washington	2019 & 2020	1,149,406	66,666,214		$58.00	4.9%	66,666,214	5.6%	A
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	40,227,150		$62.41	2.9%	12,977,279	1.1%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	42,974,833		$69.39	3.1%	21,917,165	1.8%
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	541,787	17,782,632		$32.82	1.3%	17,782,632	1.5%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	21,009,807		$42.57	1.5%	21,009,807	1.8%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	23,531,760		$69.34	1.7%	23,531,760	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,743,755		$46.42	1.1%	15,743,755	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	295,226	12,252,496		$41.50	0.9%	12,252,496	1.0%	BBB
Metro-North Commuter Railroad Company	420 Lexington Avenue	2034	273,170	12,009,262		$43.96	0.9%	12,009,262	1.0%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	17,042,745		$64.76	1.2%	8,691,800	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,670,089		$34.30	0.6%	7,978,672	0.7%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,281,024		$27.57	0.5%	6,281,024	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2023 & 2030	227,622	8,508,172		$37.38	0.6%	8,508,172	0.7%	Aa2
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,312,742		$50.63	0.8%	5,647,321	0.5%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	13,062,573		$71.94	1.0%	13,062,573	1.1%	BBB
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	9,891,858		$57.09	0.7%	9,891,858	0.8%	AA
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	4,902,564		$28.42	0.4%	4,902,564	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	7,927,071		$46.33	0.6%	7,927,071	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	14,970,684		$92.57	1.1%	14,970,684	1.3%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,027,168		$87.70	1.0%	14,027,168	1.2%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	8,811,913		$55.79	0.6%	4,494,076	0.4%	BBB+
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016, 2019 & 2023	152,023	10,720,501		$70.52	0.8%	10,720,501	0.9%	AA-
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,820,368		$86.50	0.9%	12,820,368	1.1%
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2016 & 2030	147,613	7,100,338		$48.10	0.5%	7,100,338	0.6%
Banque National De Paris	919 Third Avenue	2016	145,834	9,739,145		$66.78	0.7%	4,966,964	0.4%	A+
Eisner Amper, LLP	750 Third Avenue	2020	141,546	9,525,281		$67.29	0.7%	9,525,281	0.8%
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	129,008	9,900,274		$76.74	0.7%	9,900,274	0.8%

Total			12,446,219	$666,075,015		$53.52	48.5%	$586,850,358	49.5%

Manhattan and Suburban Portfolio Grand Total			27,492,660	$1,372,533,504		$49.92		$1,186,516,136

(1) Reflects the net rent as of September 30, 2014 of $42.14 PSF for the 388-390 Greenwich Street lease.

(2) Corporate or bond rating from S&P or Moody’s.

TENANT DIVERSIFICATION

Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties
Advertising	5%	1%
Arts, Ent. & Recreation	4%	0%
Business Services	3%	4%
Financial Services	35%	30%
Government / Non Profit	4%	5%
Legal	8%	12%
Manufacturing	2%	9%
Media	16%	10%
Medical	2%	5%
Other	5%	3%
Professional Services	8%	17%
Retail	9%	3%

Total	100%	100%

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/14			1,234,491

Space which became available during the Quarter (2):
Office
	100 Park Avenue	2	19,660	21,424	$66.31
	110 East 42nd Street	2	3,347	3,347	$51.76
	125 Park Avenue	1	12,890	12,890	$62.67
	315 West 36th Street	1	61,704	61,704	$20.93
	420 Lexington Avenue	6	14,884	19,931	$49.66
	461 Fifth Avenue	1	10,595	10,788	$60.20
	600 Lexington Avenue	1	3,061	3,061	$59.67
	750 Third Avenue	1	5,304	5,449	$67.83
	800 Third Avenue	1	2,048	2,048	$50.18
	810 Seventh Avenue	2	9,328	9,862	$55.62
	Total/Weighted Average	18	142,821	150,504	$43.43

Retail
	420 Lexington Avenue	1	274	292	$102.55
	810 Seventh Avenue	1	2,162	2,162	$255.14
	Total/Weighted Average	2	2,436	2,454	$236.98

Storage
	420 Lexington Avenue	1	483	795	$29.72
	461 Fifth Avenue	1	1,000	1,000	$27.50
	625 Madison Avenue	1	302	427	$40.00
	Total/Weighted Average	3	1,785	2,222	$30.70

	Total Space which became available during the Quarter
	Office	18	142,821	150,504	$43.43
	Retail	2	2,436	2,454	$236.98
	Storage	3	1,785	2,222	$30.70
		23	147,042	155,180	$46.31

	Total Available Space		1,381,533

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,381,533
Office
	3 Columbus Circle	3	10.0	30,188	30,188	$72.06	$—	$74.05	9.5
	100 Park Avenue	2	8.9	15,156	16,485	$64.22	$96.70	$52.98	3.6
	110 East 42nd Street	2	12.5	15,316	15,808	$41.06	$51.17	$99.55	0.2
	120 West 45th Street	1	5.2	5,224	5,397	$62.00	$—	$7.52	2.0
	125 Park Avenue	2	13.6	78,171	83,019	$55.70	$52.22	$66.58	6.4
	220 East 42nd Street	1	5.3	5,311	6,015	$52.00	$—	$91.03	3.0
	315 West 36th Street	1	0.7	61,704	61,704	$36.37	$22.13	$—	—
	420 Lexington Avenue	17	6.5	35,692	46,504	$55.86	$45.78	$42.23	0.7
	461 Fifth Avenue	1	10.7	10,595	11,232	$67.50	$57.82	$60.00	8.0
	521 Fifth Avenue	3	11.0	16,837	18,172	$58.08	$41.15	$57.37	3.9
	600 Lexington Avenue	6	7.1	44,047	44,726	$66.95	$64.90	$76.09	4.0
	609 Fifth Avenue	1	4.0	3,582	3,826	$52.50	$—	$0.91	—
	750 Third Avenue	2	6.7	7,755	7,900	$55.69	$—	$22.56	2.3
	800 Third Avenue	3	8.4	9,036	9,133	$62.00	$48.66	$20.01	4.0
	810 Seventh Avenue	1	5.0	3,612	3,954	$60.00	$59.15	$15.99	5.0
	1350 Avenue of the Americas	4	3.6	23,380	23,704	$77.26	$52.37	$30.15	2.7
	Total/Weighted Average	50	7.9	365,606	387,767	$56.94	$44.46	$49.06	3.7

Retail
	100 Park Avenue	1	13.3	91	91	$49.86	$—	$—	3.0
	420 Lexington Avenue	1	5.0	274	334	$93.00	$89.65	$—	—
	810 Seventh Avenue	1	10.5	2,162	2,077	$350.00	$265.58	$—	6.0
	Total/Weighted Average	3	9.9	2,527	2,502	$304.78	$241.21	$—	5.1

Storage
	125 Park Avenue	1	10.4	1,453	1,453	$25.00	$—	$—	—
	461 Fifth Avenue	1	8.1	1,000	1,000	$30.00	$27.50	$—	—
	555 West 57th Street	1	9.4	392	566	$24.00	$—	$—	—
	Total/Weighted Average	3	9.5	2,845	3,019	$26.47	$27.50	$—	—

Leased Space
	Office (3)	50	7.9	365,606	387,767	$56.94	$44.46	$49.06	3.7
	Retail	3	9.9	2,527	2,502	$304.78	$241.21	$—	5.1
	Storage	3	9.5	2,845	3,019	$26.47	$27.50	$—	—
	Total	56	7.9	370,978	393,288	$58.28	$46.48	$48.37	3.6

Total Available Space as of 9/30/14				1,010,555

Early Renewals
Office
	120 West 45th Street	1	3.4	12,355	12,919	$60.00	$49.33	$20.00	—
	220 East 42nd Street	1	5.0	2,810	2,973	$65.00	$79.13	$—	—
	420 Lexington Avenue	1	1.0	2,040	2,413	$63.00	$53.42	$—	—
	800 Third Avenue	1	7.0	18,357	20,010	$52.00	$50.38	$30.00	7.0
	919 Third Avenue	1	15.0	261,683	282,391	$73.50	$60.21	$49.95	—
	1350 Avenue of the Americas	1	1.7	20,530	20,842	$78.53	$74.47	$—	—
	Total/Weighted Average	6	13.1	317,775	341,548	$71.89	$60.21	$43.81	0.4

Retail
	810 Seventh Avenue	1	4.6	2,641	2,641	$374.50	$275.96	$—	—
	Total/Weighted Average	1	4.6	2,641	2,641	$374.50	$275.96	$—	—

Storage
	919 Third Avenue	1	15.0	1,503	1,503	$36.75	$27.00	$—	—
	Total/Weighted Average	1	15.0	1,503	1,503	$36.75	$27.00	$—	—

Renewals
	Early Renewals Office	6	13.1	317,775	341,548	$71.89	$60.21	$43.81	0.4
	Early Renewals Retail	1	4.6	2,641	2,641	$374.50	$275.96	$—	—
	Early Renewals Storage	1	15.0	1,503	1,503	$36.75	$27.00	$—	—
	Total	8	13.0	321,919	345,692	$74.05	$61.72	$43.29	0.4

(1)  Annual initial base rent.

(2)  Escalated rent is calculated as total annual income less electric charges.

(3)  Average starting office rent excluding new tenants replacing vacancies is $52.46/rsf for 223,671 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $64.20/rsf for 565,219 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/14			1,136,284

Space which became available during the Quarter (2):
Office
	1100 King Street - 3 Int’l Drive, Rye Brook, New York	2	31,896	31,896	$30.13
	1100 King Street - 4 Int’l Drive, Rye Brook, New York	1	1,360	1,360	$24.00
	115-117 Stevens Avenue, Valhalla, New York	1	2,715	2,715	$29.76
	200 Summit Lake Drive, Valhalla, New York	1	2,083	2,083	$25.70
	140 Grand Street, White Plains, New York	1	17,800	17,800	$39.39
	360 Hamilton Avenue, White Plains, New York	1	5,134	5,134	$38.94
	1 Landmark Square, Stamford, Connecticut	4	22,989	22,989	$36.66
	3 Landmark Square, Stamford, Connecticut	2	5,179	5,179	$31.09
	4 Landmark Square, Stamford, Connecticut	2	3,777	3,777	$28.81
	750 Washington Boulevard, Stamford, Connecticut	1	12,756	8,262	$46.47
	The Meadows, Rutherford, New Jersey	5	19,521	17,916	$25.45
	Jericho Plaza, Jericho, New York	4	44,604	44,803	$34.45
	16 Court Street, Brooklyn, New York	3	3,150	3,443	$33.55
	Total/Weighted Average	28	172,964	167,357	$33.71

Storage
	1 Landmark Square, Stamford, Connecticut	1	200	200	$10.00
	Total/Weighted Average	1	200	200	$10.00

	Total Space which became available during the Quarter
	Office	28	172,964	167,357	$33.71
	Storage	1	200	200	$10.00
		29	173,164	167,557	$33.68

	Total Available Space		1,309,448

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,309,448

Office
	1100 King Street - 4 Int’l Drive, Rye Brook, New York	1	3.3	1,360	1,360	$24.25	$24.00	$3.00	3.0
	520 White Plains Road, Tarrytown, New York	2	12.4	31,852	32,376	$23.04	$17.20	$46.87	11.4
	115-117 Stevens Avenue, Valhalla, New York	1	7.3	1,800	2,579	$19.00	$—	$15.71	10.0
	200 Summit Lake Drive, Valhalla, New York	1	1.3	2,083	2,083	$25.92	$25.70	$—	1.0
	500 Summit Lake Drive, Valhalla, New York	1	5.3	2,944	2,944	$24.50	$—	$19.77	4.0
	140 Grand Street, White Plains, New York	1	5.0	17,800	17,800	$34.00	$39.39	$3.00	5.0
	360 Hamilton Avenue, White Plains, New York	1	12.4	8,021	8,021	$36.00	$—	$47.50	5.0
	1 Landmark Square, Stamford, Connecticut	4	2.1	14,352	14,352	$39.17	$37.71	$13.28	1.3
	2 Landmark Square, Stamford, Connecticut	1	10.2	10,541	10,541	$28.00	$—	$65.00	5.0
	3 Landmark Square, Stamford, Connecticut	1	6.0	850	850	$24.93	$24.93	$7.07	3.0
	4 Landmark Square, Stamford, Connecticut	1	1.0	1,165	1,165	$35.00	$35.00	$—	—
	750 Washington Boulevard, Stamford, Connecticut	4	6.2	23,878	22,449	$43.04	$46.47	$18.81	5.2
	1010 Washington Boulevard, Stamford, Connecticut	1	7.3	4,833	4,833	$32.50	$—	$50.49	4.0
	The Meadows, Rutherford, New Jersey	3	9.4	14,828	13,223	$27.89	$29.04	$31.28	6.7
	16 Court Street, Brooklyn, New York	3	8.8	5,065	5,897	$37.22	$40.63	$39.19	1.5
	Total/Weighted Average	26	8.0	141,372	140,473	$31.88	$29.89	$30.24	6.0

Storage
	1 Landmark Square, Stamford, Connecticut	1	3.1	200	200	$10.00	$10.00	$—	—
	2 Landmark Square, Stamford, Connecticut	1	10.2	683	733	$15.00	$—	$—	—
	Total/Weighted Average	2	8.7	883	933	$13.93	$10.00	$—	—

Leased Space
	Office (3)	26	8.0	141,372	140,473	$31.88	$29.89	$30.24	6.0
	Storage	2	8.7	883	933	$13.93	$10.00	$—	—
	Total	28	8.0	142,255	141,406	$31.76	$29.84	$30.04	6.0

Total Available Space as of 9/30/14				1,167,193

Early Renewals
Office
	360 Hamilton Avenue, White Plains, New York	1	10.5	16,733	16,733	$35.00	$34.72	$25.00	7.0
	Jericho Plaza, Jericho, New York	1	10.0	13,839	13,839	$33.00	$38.00	$20.00	—
	16 Court Street, Brooklyn, New York	1	10.0	862	1,111	$44.56	$41.87	$18.79	—
	Total/Weighted Average	3	10.3	31,434	31,683	$34.46	$36.40	$22.60	3.7

Retail
	5 Landmark Square, Stamford, Connecticut	1	5.0	50,247	50,247	$17.78	16.79	$—	—
	Total/Weighted Average	1	5.0	50,247	50,247	$17.78	$16.79	$—	—

Storage
	Jericho Plaza, Jericho, New York	1	10.0	625	625	$18.00	14.00	$—	—
	Total/Weighted Average	1	10.0	625	625	$18.00	$14.00	$—	—

Renewals
	Early Renewals Office	3	10.3	31,434	31,683	$34.46	$36.40	$22.60	3.7
	Early Renewals Retail	1	5.0	50,247	50,247	$17.78	$16.79	$—	—
	Early Renewals Storage	1	10.0	625	625	$18.00	$14.00	$—	—
	Total	5	7.1	82,306	82,555	$24.18	$24.30	$8.67	1.4

(1)  Annual initial base rent.

(2)  Escalated Rent is calculated as total annual income less electric charges.

(3)  Average starting office rent excluding new tenants replacing vacancies is $30.38/rsf for 87,255 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $31.47/rsf for 118,938 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

		Consolidated Properties						Joint Venture Properties
Year of Lease Expiration		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2014 (1)		4	43,240	0.24%	$2,909,712	$67.29	$64.51	0	0	0.00%	$0	$0.00	$0.00
2nd Quarter 2014 (1)		0	0	0.00%	$0	$0.00	$0.00	0	0	0.00%	$0	$0.00	$0.00
3rd Quarter 2014 (1)		1	1,796	0.01%	$149,460	$83.22	$207.46	0	0	0.00%	$0	$0.00	$0.00
4th Quarter 2014		20	164,946	0.91%	$12,772,152	$77.43	$156.76	0	0	0.00%	$0	$0.00	$0.00

Total 2014		25	209,982	1.16%	$15,831,324	$75.39	$138.19	0	0	0.00%	$0	$0.00	$0.00

1st Quarter 2015		11	25,141	0.14%	$2,945,172	$117.15	$209.96	3	14,777	0.44%	$685,493	$46.39	$60.77
2nd Quarter 2015		18	106,793	0.59%	$6,296,304	$58.96	$66.45	9	121,447	3.62%	$6,230,054	$51.30	$55.63
3rd Quarter 2015		23	143,771	0.79%	$6,588,756	$45.83	$41.44	7	39,018	1.16%	$2,228,707	$57.12	$68.61
4th Quarter 2015		24	260,695	1.44%	$14,775,732	$56.68	$67.32	10	121,985	3.64%	$6,838,475	$56.06	$62.79

Total 2015		76	536,400	2.96%	$30,605,964	$57.06	$66.89	29	297,227	8.86%	$15,982,728	$53.77	$60.53

2016		82	958,955	5.30%	$60,236,691	$62.81	$73.12	20	184,437	5.50%	$10,808,790	$58.60	$66.66
2017		90	1,545,399	8.54%	$88,161,758	$57.05	$62.00	17	198,116	5.91%	$15,127,844	$76.36	$71.16
2018		66	670,102	3.70%	$49,916,112	$74.49	$98.07	24	463,194	13.81%	$32,252,621	$69.63	$68.01
2019		59	949,392	5.24%	$60,278,266	$63.49	$64.56	22	238,875	7.12%	$16,775,178	$70.23	$70.20
2020		43	2,365,001	13.06%	$139,639,320	$59.04	$66.31	12	265,793	7.93%	$13,892,202	$52.27	$63.83
2021		44	1,732,451	9.57%	$98,559,471	$56.89	$61.72	11	183,170	5.46%	$12,737,644	$69.54	$80.64
2022		33	837,514	4.63%	$50,204,244	$59.94	$75.05	10	134,334	4.01%	$7,864,244	$58.54	$64.96
2023		30	635,724	3.51%	$33,678,904	$52.98	$61.81	16	777,138	23.18%	$48,280,406	$62.13	$64.73
Thereafter		80	5,026,655	27.77%	$281,209,910	$55.94	$68.50	32	610,887	18.22%	$42,742,957	$69.97	$79.18
		628	15,467,575	85.45%	$908,321,964	$58.72	$69.05	193	3,353,171	100.00%	$216,464,616	$64.56	$69.13

	(5)	1	2,634,670	14.55%	$111,016,908
		629	18,102,245	100.00%	$1,019,338,872

(1)	Includes month to month holdover tenants that expired prior to September 30, 2014.
(2)	Tenants may have multiple leases.
(3)	Represents in place annualized rent allocated by year of maturity.
(4)	Management’s estimate of average asking rents for currently occupied space as of September 30, 2014. Taking rents are typically lower than asking rents and may vary from property to property.
(5)	Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2014 (1)	9	10,739	0.33%	$254,916	$23.74	$24.35	3	11,948	1.20%	$489,168	$40.94	$29.40
2nd Quarter 2014 (1)	1	15,018	0.46%	$625,260	$41.63	$40.00	1	1,336	0.13%	$35,148	$26.31	$26.00
3rd Quarter 2014 (1)	4	20,582	0.63%	$753,252	$36.60	$38.22	3	12,589	1.26%	$393,708	$31.27	$26.00
4th Quarter 2014	11	63,783	1.95%	$2,291,460	$35.93	$35.74	5	111,652	11.18%	$4,159,284	$37.25	$35.37

Total 2014	25	110,122	3.37%	$3,924,888	$35.64	$35.67	12	137,525	13.77%	$5,077,308	$36.92	$33.90

1st Quarter 2015	9	36,456	1.12%	$1,318,344	$36.16	$37.63	3	25,492	2.55%	$812,616	$31.88	$29.67
2nd Quarter 2015	14	60,155	1.84%	$2,261,676	$37.60	$33.10	2	5,284	0.53%	$137,784	$26.08	$27.15
3rd Quarter 2015	13	111,895	3.43%	$4,180,908	$37.36	$37.44	4	40,810	4.09%	$1,339,620	$32.83	$31.57
4th Quarter 2015	18	90,013	2.76%	$2,779,272	$30.88	$33.25	6	18,205	1.82%	$574,056	$31.53	$26.00

Total 2015	54	298,519	9.14%	$10,540,200	$35.31	$35.33	15	89,791	8.99%	$2,864,076	$31.90	$29.64

2016	59	560,510	17.17%	$19,066,912	$34.02	$35.62	10	71,746	7.18%	$2,180,328	$30.39	$28.09
2017	45	191,726	5.87%	$7,698,444	$40.15	$39.74	10	91,939	9.20%	$3,067,668	$33.37	$34.79
2018	45	286,001	8.76%	$9,996,156	$34.95	$36.18	10	98,215	9.83%	$3,389,688	$34.51	$31.41
2019	40	546,634	16.74%	$15,251,424	$27.90	$29.85	16	103,089	10.32%	$3,122,016	$30.28	$29.64
2020	23	321,533	9.85%	$10,270,008	$31.94	$33.75	3	41,357	4.14%	$1,473,468	$35.63	$33.95
2021	16	227,063	6.96%	$5,999,784	$26.42	$28.48	4	83,592	8.37%	$2,997,396	$35.86	$35.61
2022	11	55,008	1.68%	$1,733,964	$31.52	$33.85	0	0	0.00%	$0	$0.00	$0.00
2023	14	171,147	5.24%	$5,343,624	$31.22	$33.14	3	69,296	6.94%	$2,233,728	$32.23	$35.24
Thereafter	29	496,309	15.20%	$14,769,656	$29.76	$31.41	8	212,318	21.26%	$5,729,280	$26.98	$26.00
	361	3,264,572	100.00%	$104,595,060	$32.04	$33.44	91	998,868	100.00%	$32,134,956	$32.17	$31.06

(1) Includes month to month holdover tenants that expired prior to September 30, 2014.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of September 30, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2014	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	96.7	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	80.6	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.0	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	35.1	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	92.0	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	96.5	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.7	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	99.3	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	81.3	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	94.8	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	93.3	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	74.9	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	98.7	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	89.2	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	81.9	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	99.3	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	88.7	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	55.5	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	22.9	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	18.4	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	26.7	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	90.5	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2014	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	86.3	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	78.6	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	83.6	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	75.6	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	94.4	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	38.0	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	87.1	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	94.4	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2014	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	61.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	66.8	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	79.5	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	92.1	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	68.2	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	72.5	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	94.8	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	92.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	96.1	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	98.2	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	66.2	$146,221,990
				658,884			$587,896,990
2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	100.0	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	$145,000,000
				216,003			$547,964,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908
2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway	Fee Interest	Cast Iron / Soho	156,086	$222,500,000	$1,425
				3,864,179	$1,322,147,844

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(4) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Bank of America — Merrill Lynch	Larry Zaccherio	(646) 855-7662	larry.zaccherio@baml.com
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).